Amendment No. 1 to Patent and Technology License Agreement


         This Amendment No. 1 to Patent and Technology License Agreement ( "Amendment No. 1") is entered into as of May 5, 2004, (the "Amendment Effective Date") by and between Shocking Technologies, Inc., a Delaware corporation with principle offices at 5561 Country Club Parkway, San Jose, CA 95138 ("STI"); Oryx Technology Corp., a Delaware corporation with principle offices at 4340 Almaden Expressway, Suite 220, San Jose, CA 95118 ("Oryx") and SurgX Corporation., a wholly owned subsidiary of Oryx with principle offices at 4340 Almaden Expressway, Suite 220, San Jose, CA 95118 ("SurgX" together with Oryx, collectively the "Licensor").

         WHEREAS, Licensor and STI are parties to that certain Patent and Technology License Agreement dated May 5, 2004 ("Agreement"); and

         WHEREAS, pursuant to Section 3.1 of the Agreement, STI was to remit to Licensor an Initial Fee upon the earlier of either (i) six (6) months after the Effective Date of the Agreement or (ii) within thirty (30) days of STI receiving its first round of financing ("Initial Fee Payment Date");.

         WHEREAS, the parties desire to amend the Initial Fee Payment Date to permit the Agreement to otherwise remain in full force and effect as currently drafted;

         NOW THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows: 1. Definitions. Except as otherwise defined herein, all capitalized terms used in this Amendment No. 1 shall have the respective meaning assigned to such terms in the Agreement.
2. Section 3.1 Initial Fee. Section 3.1 of the Agreement is hereby amended by deleting the provisions thereof in their entirety and by inserting the following:

              "For the Initial Period, STI will pay to Licensor a one-time initial fee of fifty thousand dollars ($50,000.00) ("Initial Fee") upon the earlier of either (i) nine (9) months after the Effective Date or (ii) within thirty (30) days of STI receiving its first round of financing."

         3. No Other Amendments. Except as set forth under Section 2 of this Amendment No. 1, no other terms of the Agreement are amended and all such terms shall remain in full force and effect as currently set forth in the Agreement.

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         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this effective as of the Amendment Effective Date.

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Shocking Technologies, Inc.              SurgX Corporation
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By: /s/ Lex Kosowski                     By: /s/ Philip J. Micciche
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Name: Lex Kosowski                       Name:  Philip J. Micciche
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Title: President & CEO                   Title: President & CEO
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Date: 11/02/04                           Date: 11/01/04
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                                         Oryx Technology Corp.
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                                         By: /s/ Philip J. Micciche
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                                         Name: Philip J. Micciche
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                                         Title: President & CEO

                                         Date: 11/01/04
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